Exhibit 99.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of February 1, 2017, by and between Cemtrex, Inc., a Delaware corporation (the “Company”), and Ducon Technologies, Inc., a Delaware corporation (the “Holder”).

RECITALS

WHEREAS, the Holder provided a loan to the Company in the original principal amount of $3,300,000, pursuant to a 5% Promissory Note due June 1, 2021, dated June 1, 2016 (the “Note”), in order for the Company to complete its acquisition of Periscope, GmbH, at a time when the Company required such funds and the market for alternative financing was limited;

WHEREAS, the Company and the Holder have reached an agreement for the exchange of the Note held by the Holder (the “Exchange Note”) for units (the “Units”), each consisting of one share of the Company’s Series 1 Preferred Stock, par value $0.001 per share (the “Preferred Stock”), and two warrants (the “Warrants”), each to purchase one share of the Company’s Common Stock, par value $0.001 per share (upon exercise, the “Common Stock” and, collectively with the Preferred Stock and the Warrants, the “Securities”), which are same securities offered and sold by the Company to the public in its recently-completed registered subscription rights offering as described in the Company’s Final Prospectus dated December 12, 2016;

WHEREAS, the Company and the Holder have agreed, subject to and on the terms and conditions set forth in this Agreement, that the Holder shall exchange the principal amount and interest amount of the Exchange Note for one Unit (consisting of shares of Preferred Stock and Warrants) per every $10 in principal amount of the Exchange Note exchanged;

WHEREAS, the Board of Directors of the Company authorized and approved the Exchange (as defined below) in accordance with Section 144 of the Delaware General Corporation Law as a transaction involving an interested director; and

WHEREAS, the Company has filed the Certificate of Designation for the Preferred Stock as attached hereto as Exhibit A with the Secretary of State of the State of Delaware;

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I - EXCHANGE OF SECURITIES

Section 1.01. Authorization of Issue. Prior to the Closing (as defined below), the Company shall have duly authorized the delivery to the Holder of the Units consisting of shares of Preferred Stock and Warrants.

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Section 1.02. Exchange of Note. Subject to the terms and conditions set forth in this Agreement, the Holder hereby agrees to exchange at the Closing (the “Exchange”) $3,339,833 which constitutes the principal amount of the Exchange Note held by Holder, plus accrued and unpaid interest through the Closing Date, for 333,983 shares of Preferred Stock and 667,967 Warrants which constitutes the number of shares of Preferred Stock and Warrants calculable at the rate set forth above. The Exchange Note exchanged pursuant to this Agreement shall be cancelled.

Section 1.03. Legend on Preferred Stock. If physical certificates are issued, each such certificate issued at the Closing representing shares of Preferred Stock and, upon exercise of the Warrants, shares of Common Stock, shall be endorsed with substantially the following legends:

(a) “THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.”; and

(b) any other legends required by applicable state or federal securities laws or any applicable state laws regulating the Company’s business.

ARTICLE II - CLOSING DATE; DELIVERY

Section 2.01. Closing and Location. The closing of the Exchange (the “Closing”) shall take place on February 8, 2017, or on such other date as shall be mutually agreed to by the Company and the Holder (the “Closing Date”), at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, 15th Floor, New York, New York 10019, or such other place as shall be mutually agreed to by the Company and the Holder.

Section 2.02. Delivery. At the Closing, the Company shall deliver to the Holder (a) a certificate registered in the Holder’s name representing the number of shares of Preferred Stock and (b) Warrants registered in the Holder’s name representing the number of shares of Common Stock issuable upon exercise thereof, and the Exchange Note shall be cancelled. Notwithstanding the foregoing, if and as permitted, the Securities issued pursuant to this Agreement will be maintained in the Holder’s name in electronic book-entry form only.

Section 2.03. Consummation of Closing. All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

Section 2.04. No Further Ownership Rights in the Exchange Note. From and after the Closing, the Holder shall cease to have any rights with respect to the Exchange Note exchanged pursuant to this Agreement, including any payments of accrued and unpaid interest, except as otherwise provided herein or by applicable law.

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ARTICLE III - REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Company. The Company represents and warrants to the Holder that the following statements are true, correct and complete as of the date hereof:

(a) Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

(b) Authorization. The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization and moratorium laws, (b) other laws of general application affecting the enforcement of creditors’ rights generally and general principles of equity, (c) the discretion of the court before which any proceeding therefor may be brought, and (d) as rights to indemnity may be limited by federal or state securities laws or by public policy.

(c) No Violation or Breach. Neither the execution and delivery of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, (i) will violate or cause a default under any judgment, order, writ or decree of any court or governmental authority applicable to the Company; (ii) breach or conflict with the provisions of the constituent documents of the Company; or (iii) violate, conflict with or breach any agreement, arrangement, document or instrument to which the Company is a party or by which it is bound.

(d) Approvals and Consents. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Company in order to constitute this Agreement as a valid, binding and enforceable obligation of the Company in accordance with its terms.

(e) Brokers and Finders. The Company nor its officers, directors, managers or employees has employed any broker, finder, investment banker, financial advisor or similar professional or incurred any liability for any investment banking fees, brokerage fees, comm1ss10ns or finders’ fees in connection with the transactions contemplated by this Agreement.

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(f) Securities Duly Issued. The Securities to be issued to the Holder in accordance with the terms hereof shall be, when issued, duly and validly issued, fully paid and nonassessable.

(g) Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its Certificate of Incorporation or Bylaws, each as amended to date, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

Section 3.02. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that the following statements are true, correct and complete as of the date hereof:

(a) Organization and Good Standing. The Holder is an organization duly organized, validly existing and in good standing under the laws of its state of formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business.

(b) Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement.

(c) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

(d) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(e) No Conflicts. The execution, delivery and performance by it of this Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to it or its certificate of incorporation or by-laws (or other organizational document) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

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(f) Ownership of Note. The principal amount of the Exchange Note held by the Holder is an accurate amount and the Holder is the beneficial owner thereof, free and clear of all liens (other than obligations pursuant to this Agreement).

(g) Purchase Entirely for Own Account. It is acquiring the Securities for its own account, for investment purposes and not with a view to the distribution thereof, except in compliance with the Securities Act of 1933, as amended (the “Securities Act”). It understands that the Securities issued to it may not be resold except pursuant to an effective registration statement filed under the Securities Act or pursuant to an exemption from registration thereunder.

(h) Investment Experience. It has such knowledge and experience in financial and business affairs that the Holder is capable of evaluating the merits and risks of an investment in the Securities. It is either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or an “accredited investor” as defined in Regulation D under the Securities Act, and was not organized for the purpose of acquiring the Securities. The Holder has previously invested in securities similar to the Securities. The Holder acknowledges that no representations, express or implied, are being made with respect to the Company, the Securities or otherwise, other than those expressly set forth herein. In making its decision to invest in the Securities hereunder, the Holder has relied upon independent investigations made by the Holder and, to the extent believed by the Holder to be appropriate, the Holder’s representatives, including the Holder’s own professional, tax and other advisors. The Holder and its representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the investment in the Securities. The Holder is able to bear the economic risk of its investment in the Securities and is presently able to afford the complete loss of such investment. The Holder acknowledges that the Company is relying on the truth and accuracy of the foregoing representations and warranties in the offering of the Securities to the Holder without first having registered the Securities under the Securities Act.

(i) Restricted Securities. It has been advised by the Company that (i) the offer and sale of the Securities have not been registered under the Securities Act; (ii) the offer and sale of the Securities are intended to be exempt from registration under the Securities Act pursuant to either Rule 144A or Regulation D under the Securities Act; and (iii) there is no established market for the Securities, and it is not anticipated that there will be any active public market for the Securities in the foreseeable future. It is familiar with Rule 144 promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

ARTICLE IV - MISCELLANEOUS

Section 4.01. Release. Each party hereto, on behalf of itself and its predecessors, successors and assigns, hereby unequivocally, irrevocably and unconditionally releases, surrenders, acquits and forever discharges the other party hereto and its subsidiaries, directors, officers, stockholders, members, partners, employees, affiliates, agents, advisors, attorneys, representatives, predecessors, successors and assigns (collectively, the “Released Parties”), from any and all actions, causes of action, claims, suits, covenants, contracts, controversies, agreements, promises, indemnities, damages, judgments, remedies, demands and liabilities, of any nature whatsoever, in law, at equity or otherwise incurred prior to or as of the date hereof (collectively, the “Claims”), whether direct, derivative or otherwise, which have been, may be or ever could be asserted against any of the Released Parties, either for itself or otherwise for or on behalf of any other person, in connection with the Exchange Note or the negotiations relating to or consummation of this Agreement or any of the transactions contemplated thereby, other than any Claims arising under this Agreement or the instruments and agreements to be entered into contemplated hereby.

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Section 4.02. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 4.03. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto with regard to the subject matter hereof and supersedes all prior agreements with respect thereto.

Section 4.04. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 4.05. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by telecopier or e-mail shall be effective as delivery of a manually executed signature page of this Agreement.

Section 4.06. Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

Section 4.07. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York. The parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located in Nassau County, State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, jury trial and any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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Section 4.08. Notices. All demands, notices, requests, consents and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, telecopy, or if duly deposited in the mails, by .. certified or registered mail, postage prepaid-return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

a)	If to the Company, to

Cemtrex, Inc.
19 Engineers Lane
Farmingdale, NY 11735
Facsimile No.: (631) 420-4985
Attention: Mr. Saagar Govil, Chairman, President and CEO

with a copy to (which copy shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas, 15th Floor
New York, New York 10019
Facsimile No.: (212) 451-222
Attn: Spencer G. Feldman, Esq.

b)	If to the Holder:

Ducon Technologies, Inc.
19 Engineers Lane
Farmingdale, NY 11735
Facsimile No.: (631) 420-4985
Attention: Mr. Aron Govil, CEO

Section 4.09. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 4.10. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 4.11. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person who or which is not a party hereto.

Section 4.12. Representation by Counsel. The Holder acknowledges that Olshan Frame Wolosky LLP represents the Company and does not represent the Holder of the Note. Each of the Company and the Holder acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel shall have no application and is expressly waived.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CEMTREX, INC

By:	/s/ Saagar Govil
Name:	Saagar Govil
Title:	Chairman, President and CEO

DUCON TECHNOLOGIES, INC.

By:	/s/ Aron Govil
Name:	Aron Govil
Title:	CEO

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